Exhibit 99.1

Sterling Bancorp Announces Sale of Sterling Bank and Trust, F.S.B. to EverBank Financial Corp

and Adoption of Plan of Dissolution

Southfield, Michigan, September 16, 2024 — Sterling Bancorp, Inc. (NASDAQ: SBT) (“Sterling” or the “Company”), the holding company of Sterling Bank and Trust, F.S.B. (the “Bank”), today announced that the Company has entered into a definitive stock purchase agreement with Jacksonville, Florida-based EverBank Financial Corp (“EverBank”), pursuant to which EverBank would acquire all of the stock of the Bank for fixed cash consideration of $261,000,000. The sale transaction is subject to customary closing conditions, including regulatory approvals and approval by Sterling’s shareholders. Sterling’s board of directors has unanimously approved the sale transaction, which is expected to close in the first quarter of 2025. As a condition for EverBank to enter into the sale transaction, trustees for family trusts representing approximately 38% of the outstanding common stock of the Company have entered into agreements pursuant to which they have committed to vote their shares in favor of the sale transaction.

As another condition for EverBank to enter into the sale transaction, the Bank entered into a definitive mortgage loan purchase agreement with Bayview Acquisitions LLC, a Delaware limited liability company (“Bayview”), which provides for the sale to Bayview of all of the Bank’s residential tenant-in-common mortgage loans. The closing of the loan sale is to occur immediately prior to the closing of the sale of the Bank.

In connection with its approval of the sale of the Bank to EverBank, the Company also adopted a plan of dissolution for the Company following closing of the sale (the “Plan of Dissolution”). The Company expects to wind down as quickly as possible after the sale, consistent with Michigan law and the Plan of Dissolution. Cash distributions to shareholders pursuant to the Plan of Dissolution will likely occur in two stages, with an initial distribution to shareholders of substantially all of the proceeds from the sale of the Bank to occur shortly following the closing. The final distribution would occur following the resolution of all of the Company’s obligations and liabilities in accordance with Michigan law and the Plan of Dissolution. It is anticipated that the earliest the final distribution would occur is six months following the closing of the sale of the Bank to EverBank.

Thomas M. O’Brien, Chairman, President, and Chief Executive Officer of the Company, commented:

“The board of directors of the Company has been considering various strategic initiatives for several years.

We retained outside consultants to help model scenarios where we would maintain various versions of independent operations. In December 2022 we engaged Keefe Bruyette & Woods to act as our financial advisor to assist us in exploring and evaluating potential opportunities for a strategic combination with another bank. As that process began we were finalizing the settlement with the U.S. Department of Justice. Almost simultaneously, the banking industry experienced the collapse of three large depository institutions beginning in March 2023, which roiled the market for acquisitions of banks. Consequently, our strategic process was significantly extended over time as this has been the environment in which we have been operating and evaluating our options.

Ultimately, Sterling’s board of directors determined that there was no practical way to pursue any form of stand-alone independent operations given the extremely high costs required and the multiple years needed to execute a new strategic vision without risking ongoing losses and substantial loss of capital. The financial risk and potential need for a dilutive equity raise made those options impractical. In the difficult capital market environment for banks post-March 2023, and with the assistance of our financial advisors, we conducted multiple outreach efforts to dozens of other financial institutions to assess the interest and value of a combination with Sterling. We publicly announced that we engaged a financial advisor to assist the board in evaluating strategic alternatives in our Quarterly Report on Form 10-Q filed with the SEC in August of 2023. However, for a variety of reasons particular to each institution, including lack of capacity, diminished market capitalizations, desired patience for future alternatives arguably more attractive than Sterling, their own regulatory concerns and potentially other reasons not shared with us, no interest was forthcoming that we believed was actionable. We were focused on finding a transaction that would be fully funded and not likely to raise regulatory concerns in the application process, while also providing our shareholders with as attractive a consideration as we could develop. In EverBank, we believe that we have found solutions to each of those corporate imperatives. EverBank has been cooperative and forthcoming in all of our negotiations and we have confidence in their ability to execute the transaction in a timely fashion. EverBank has both the cash and capital to execute without need of further financing and we do not anticipate unusual delays in the regulatory approval process.

The situation at Sterling since the difficult days of 2020 has changed dramatically. At that time, we were facing serious existential threats, which has evolved into a situation where our capital and liquidity positions are strong and the multiple governmental investigations have finally concluded, though our earnings capacity has diminished. The mono-line nature of the Bank’s legacy Advantage Loan Program business model has created a significant revenue void for us. While our current financial condition stands in stark contrast to that of a few years ago, the legacy absence of a diversified business model has constrained the Company’s ability to generate meaningful earnings and growth. As noted above, the projected time and costs in reinventing the Bank would be punitive. Additionally, our strategic efforts have been further complicated by the business conditions in the community banking space. Such conditions have been very unsettled since the crisis in March 2023. This has precipitated a dearth of merger and acquisitions activity and a significant decline in valuations. All of that continues to this day.

Sterling will be soliciting shareholder support for this transaction at a special meeting of Sterling’s shareholders. In the proxy statement to be distributed in connection with this meeting, we will explain in greater detail the extensive process that we have undertaken to arrive at this point and the business rationale for avoiding a “go it alone” strategy. Since the engagement of financial advisors as part of our strategic planning process, the Company’s board of directors and management team have been deeply involved in evaluating potential options. After multiple meetings to consider the economic and operating alternatives, and after consultation regarding legal and financial matters with counsel and our financial advisors, the Company’s board of directors has unanimously concluded that the EverBank proposal represented the best available outcome for our shareholders, who have patiently supported us in our remediation efforts these past several years.”

Upon completion of the proposed sale of the Bank, the Bank will be merged into EverBank, which will operate the Bank’s branch offices, other than our Michigan branch, as offices of EverBank. We will shortly commence efforts to close the Michigan branch at the time of completion of the sale transaction in accordance with applicable law. All of the Bank’s deposit accounts at the time of the closing will continue to enjoy the benefits of FDIC coverage as customers of EverBank and loan customers will be serviced on EverBank’s platform following a transition period.

Purchase Agreement Terms

Under the terms of the stock purchase agreement, EverBank would acquire all of the capital stock of the Bank from the Company for fixed cash consideration of $261,000,000. Subsequent to EverBank’s purchase of the stock of the Bank, the Bank will merge with and into EverBank, National Association, with EverBank, National Association as the surviving entity, and the separate existence of the Bank will cease. The stock purchase agreement contains customary representation, warranties and covenants and includes closing conditions for EverBank’s obligation to complete the transaction that (i) the average daily closing balance of the Bank’s deposits (other than brokered deposits) for the monthly period ending on the last day of the month before closing is not less than 85% of the average daily closing balance of such deposits for the monthly period ending on July 31, 2024 and (ii) the Bank has sold its portfolio of residential tenant-in-common loans, which had an aggregate principal balance of $372,880,890 at June 30, 2024, to Bayview, which is an affiliate of an experienced private equity sponsor firm, at the purchase price agreed with Bayview.

Immediately following the closing of the sale transaction, Sterling is expected to voluntarily delist its common stock from Nasdaq, with trading in the stock intended to cease at such time or immediately thereafter, and deregister its common stock in order to terminate and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended. The closing date of the sale would be the record date for the shareholder distributions under the Plan of Dissolution.

Plan of Dissolution

The Company plans to seek shareholder approval and adoption of the Plan of Dissolution at the same special meeting of shareholders at which the sale of the Bank to EverBank will be voted upon. If the Plan of Dissolution is approved by Sterling’s shareholders, Sterling intends to file a certificate of dissolution with the Michigan Department of Licensing and Regulatory Affairs and distribute all remaining assets, expected to be all cash, to its shareholders according to their respective rights and interests, with the final distribution subject to first completing the wind down of the Company and paying or providing for the Company’s creditors and existing and reasonably foreseeable debts, liabilities, and obligations in accordance with Michigan law and the Plan of Dissolution. Cash distributions to shareholders pursuant to the Plan of Dissolution will likely occur in two stages, as described earlier in this release. Sterling expects that liquidating distributions made to its shareholders would not be treated as dividends for tax purposes, but rather as return of capital. Selected members of the Company’s executive management team along with outside advisors will oversee the Company’s wind down and dissolution.

Advisors

Keefe, Bruyette & Woods, A Stifel Company, acted as financial advisor to the Company, and Arnold & Porter Kaye Scholer LLP served as legal advisor to the Company. Hovde Group, LLC also acted as financial advisor to the Company solely to provide certain additional financial advisory services to the Company’s board of directors.

About Sterling Bancorp, Inc.

Sterling Bancorp, Inc. is a unitary thrift holding company. Its wholly owned subsidiary, Sterling Bank and Trust, F.S.B., has primary branch operations in the San Francisco and Los Angeles, California metropolitan areas and New York City. Sterling offers a range of loan products as well as retail and business banking services. Sterling also has an operations center and a branch in Southfield, Michigan. For additional information, please visit the Company’s website at http://www.sterlingbank.com.

Forward-Looking Statements

This Press Release contains certain statements that are, or may be deemed to be, “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance, including any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “believe,” “expect,” “continue,” “will,” “estimate,” “intend,” “plan,” “anticipate,” and “would” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature, though the absence of these words does not mean a statement is not forward-looking. All statements other than statements of historical facts, including but not limited to statements regarding the economy and financial markets, government investigations, credit quality, the regulatory scheme governing our industry, competition in our industry, interest rates, our liquidity, our business and our governance, are forward-looking statements. We have based the forward-looking statements in this Press Release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy and financial needs. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. There can be no assurance that future developments will be those that have been anticipated. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2024, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. These risks are not exhaustive. Other sections of this Press Release and our filings with the Securities and Exchange Commission include additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Press Release. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

Additional Information and Where to Find It

In connection with the proposed transactions, Sterling intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF STERLING ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING STERLING’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STERLING AND THE PROPOSED TRANSACTIONS.

Investors and shareholders of Sterling will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to One Towne Square, Suite 1900, Southfield, Michigan 48076, Attn: Shareholder Relations Department, (248) 355-2400.

Participants in the Solicitation

Sterling and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions under the rules of the SEC. Information regarding Sterling’s directors and executive officers is available in the proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Investor Contact:

Sterling Bancorp, Inc.

Karen Knott

Executive Vice President and Chief Financial Officer

(248) 359-6624

kzaborney@sterlingbank.com